Supplement dated March 13, 2017
to the Prospectus and Summary Prospectus, each as supplemented, of the following Fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Acorn Trust
Columbia Acorn Emerging Markets FundSM	5/1/2016
Effective March 14, 2017, the list of portfolio managers under the caption “Fund Management” in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Stephen Kusmierczak, CFA	Portfolio Manager and Analyst	Co-manager or lead manager since inception in 2011	2011
Louis J. Mendes, CFA	Director of International Research, Portfolio Manager and Analyst	Co-manager since inception in 2011	2011
Satoshi Matsunaga, CFA	Portfolio Manager and Analyst	Co-manager since 2015	2011
The rest of the section remains the same.
Effective March 14, 2017, the information under the caption “Portfolio Managers” in the “More Information About the Fund — Primary Service Providers” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Stephen Kusmierczak, CFA	Portfolio Manager and Analyst	Co-manager or lead manager since inception in 2011	2011
Louis J. Mendes, CFA	Director of International Research, Portfolio Manager and Analyst	Co-manager since inception in 2011	2011
Satoshi Matsunaga, CFA	Portfolio Manager and Analyst	Co-manager since 2015	2011
Mr. Kusmierczak has been associated with the Investment Manager or its predecessors as an investment professional since 2001 and has been a Vice President of the Trust since 2011. Mr. Kusmierczak began his investment career in 1999 and earned a B.A. from Bowdoin College and an M.P.A. from Princeton University, Woodrow Wilson School of Public and International Affairs.
Mr. Mendes has been associated with the Investment Manager or its predecessors as an investment professional since 2001 and has been a Vice President of the Trust since 2005. Mr. Mendes began his investment career in 1986 and earned a B.A. from Columbia University and an M.I.M. from the American Graduate School of International Management.
Mr. Matsunaga has been associated with the Investment Manager or its predecessors as an investment professional since 2005 and has been a Vice President of the Trust since 2015. Mr. Matsunaga began his investment career in 2004 and earned a B.A. in Economics from Keio University (Tokyo) and an M.B.A from the University of Michigan.
Shareholders should retain this Supplement for future reference.
SUP108_12_006_(03/17)